Filed pursuant to Rule 497(a)

File No. 333-297655

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Powerlaw Capital Group, LLC Announces Public Filing for Second Fund

SAN FRANCISCO--(BUSINESS WIRE) – Powerlaw Capital Group, LLC, an asset management platform focused on expanding access to private technology investing through publicly traded investment vehicles, today announced it has publicly filed a registration statement on Form N-2 with the U.S. Securities and Exchange Commission (“SEC”) in connection with the proposed launch of its second registered fund. The filing follows the successful May 27th, 2026, direct listing of Powerlaw Corp. (Nasdaq: PWRL), a closed-end fund designed to provide exposure to high-growth private technology companies through a single Nasdaq-listed security.

The new fund is expected to be advised by Powerlaw Fund Adviser, LLC, and intends to apply to list as a publicly traded closed-end fund on a US securities exchange.

"The private markets continue to produce many of the world's most innovative and valuable companies," said Mike Dinsdale, Chief Executive Officer of Powerlaw Capital Group, LLC. "We're focused on giving public investors the kind of access to private markets that has historically been reserved for institutions and ultra-high-net-worth investors. The launch of our second fund is the next step in our mission."

Additional details regarding the timing of any potential offering, exchange listing, and commencement of operations will be announced at a later date, subject to regulatory approvals and market conditions. +

ABOUT POWERLAW CAPITAL GROUP, LLC

Powerlaw Capital Group, LLC is a public-market investment platform on a mission to provide exposure to high-growth private technology to everyone. Its inaugural registered fund is Powerlaw Corp. (Nasdaq: PWRL), a registered closed-end management investment company that is advised by Powerlaw Fund Adviser, LLC. The firm is backed by Akkadian Ventures’ 16-year heritage in venture secondary markets. For more information, visit PowerlawFunds.com.

ABOUT POWERLAW FUND ADVISER, LLC

Powerlaw Fund Adviser, LLC is the investment adviser to Powerlaw Fund II and an affiliate of Akkadian Ventures, LLC (“Akkadian”), a San Francisco-based venture secondary investment firm with more than $1.36 billion in assets under management across affiliated advisers and strategies as of March 31, 2026. Since 2010, Akkadian has completed more than 875 primary and secondary transactions across 134 portfolio companies, bringing deep experience, longstanding industry relationships, and a disciplined underwriting approach to private technology investing. For more information, visit Akkadian.vc.

Important Information

A registration statement relating to shares of Powerlaw Fund II has been filed with the SEC but has not yet become effective. The information in the registration statement and this press release is not complete and may be changed. No securities may be sold, nor may offers to buy be accepted, prior to the time such registration statement becomes effective. This communication is not an offer to sell any such securities and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

The offering of shares of Powerlaw Fund II will be made only by means of a prospectus forming part of the registration statement. Copies of the prospectus relating to such offering may be obtained, when available, by emailing ir@powerlawfunds.com.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Powerlaw Fund II before investing. The prospectus, which will contain this and other information about Powerlaw Fund II, should be read carefully before investing.

An investment in Powerlaw Fund II is speculative and involves a high degree of risk with substantial risk of loss. Shares of closed-end funds such as Powerlaw Fund II frequently trade at a discount to net asset value. There is no guarantee that an active trading market will develop or be maintained. Investing involves risk, including the possible loss of principal.

Powerlaw Fund II is a closed-end fund registered under the Investment Company Act of 1940.

Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No shareholder has the right to require Powerlaw Fund II to redeem his, her, or its shares. While Powerlaw Fund II’s shares are expected to be listed on an exchange, an active public market for the shares may not develop. As a result, shareholders may not be able to liquidate their investment. Accordingly, shareholders should consider that they may not have access to the funds they invest in Powerlaw Fund II for an indefinite period of time. There is no assurance that Powerlaw Fund II will achieve its investment objective, or that the private companies in which Powerlaw Fund II invests will ever have a liquidity event.

Forward-Looking Statements

This communication includes “forward-looking statements,” including with respect to the expected direct listing of Powerlaw Fund II shares, the ability of investors to request and trade shares following the direct listing, the potential addition of portfolio companies over time, and the expected closing of any contemplated portfolio investments following the direct listing. These statements also include statements regarding Powerlaw Fund II’s objectives to expand access to private markets and other statements that are not historical facts. You can sometimes identify forward-looking statements through the use of words or phrases such as “will,” “expect,” “anticipated,” “aim,” “intended,” or similar words and expressions of the future. Forward-looking statements involve known and unknown risks, uncertainties, and assumptions, including the risks outlined under “Risk Factors” in the prospectus and elsewhere in Powerlaw Fund II’s filings with the SEC, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. Powerlaw Fund II and its affiliates have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.

Contact

Press@powerlawfunds.com